SENIOR CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2012
Senior Convertible Notes Disclosure [Abstract]
Senior Convertible Notes Disclosure [Text Block]
NOTE 10:-	SENIOR CONVERTIBLE NOTES

In November 2004, the Company issued an aggregate of $ 125,000 principal amount of its 2% Senior Convertible Notes due November 9, 2024 ("the Notes"). The Company is obligated to pay interest on the Notes semi-annually on May 9 and November 9 of each year.

The Notes are convertible, at the option of the holders, at any time before the maturity date, into ordinary shares of the Company at a conversion rate of 53.4474 ordinary shares per $ 1 principal amount of Notes, representing a conversion price of approximately $ 18.71 per share. Upon such conversion in lieu of the delivering of ordinary shares, the Company may elect to pay the holders cash or a combination of cash and ordinary shares. The Notes are subject to redemption at any time on or after November 9, 2009, in whole or in part, at the option of the Company, at a redemption price of 100% of the principal amount plus accrued and unpaid interest. The Notes are subject to repurchase, at the holders' option, on November 9, 2009, November 9, 2014 or November 9, 2019, at a repurchase price equal to 100% of the principal amount plus accrued and unpaid interest, if any, on such repurchase date. The Company may choose to settle in cash upon conversion. The holders of almost all of the principal amount of the Notes outstanding in November, 2009 elected to have the Company repurchase the Notes held by them.

During the year ended December 31, 2010, the Company repurchased $ 50, in principal amount of the Notes for a total cost, including accrued interest, of $ 50. As of December 31, 2011 and 2012, there was $ 353 in principal amount of the Notes outstanding. The effective interest rate for the years ended December 31, 2010, 2011 and 2012 amounted to 2% per year.